UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 12, 2012

ATWOOD OCEANICS, INC.

(Exact name of registrant as specified in its charter)

Texas	1-13167	74-1611874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15835 Park Ten Place Drive Houston, Texas	77084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 749-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 12, 2012, we entered into an Underwriting Agreement with Credit Suisse Securities (USA) LLC, Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule A of the Underwriting Agreement (collectively, the “Underwriters”), relating to the issuance and sale of $450,000,000 aggregate principal amount of our 6.50% Senior Notes due 2020 (the “Notes”). The Notes are to be issued pursuant to an Indenture, to be dated as of January 18, 2012 (the “Base Indenture”), between us and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended and supplemented by the First Supplemental Indenture thereto, to be dated as of January 18, 2012 (the “Supplemental Indenture”; the Base Indenture, as amended and supplemented by the Supplemental Indenture, the “Indenture”).

The offering of the Notes was registered under the Securities Act of 1933 pursuant to our registration statement on Form S-3 (Registration No. 333-178937), and is being made pursuant to the prospectus dated January 12, 2012, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act. The description of the Notes and the Indenture are set forth in the prospectus and are incorporated herein by reference. The issuance and sale of the Notes is expected to close on January 18, 2012. The Underwriting Agreement, the form of the Base Indenture, the form of the First Supplemental Indenture and the form of the Notes are filed or incorporated by reference as exhibits to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

1.1	Underwriting Agreement, dated as of January 12, 2012, between Atwood Oceanics, Inc. and Credit Suisse Securities (USA) LLC, Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule A of the Underwriting Agreement.

4.1	Form of Indenture between Atwood Oceanics, Inc. and Wells Fargo Bank, National Association relating to senior debt securities (incorporated by reference to Exhibit 4.1 to Atwood’s Registration Statement on Form S-3 (Registration No. 333-178937)).

4.2	Form of First Supplemental Indenture.

4.3	Form of the Notes (included in Exhibit 4.2).

5.1	Opinion of Baker Botts L.L.P.

10.1	First Amendment to Credit Agreement dated November 23, 2011 among Atwood Oceanics, Inc., Atwood Offshore Worldwide Limited, Various Lenders and Nordea Bank Finland Plc, New York Branch.

12.1	Statement of computation of pro forma ratio of earnings to fixed charges for the year ended September 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATWOOD OCEANICS, INC.

By:	/s/ Walter A. Baker
Walter A. Baker
Vice President, General Counsel and Corporate Secretary

Date: January 18, 2012

EXHIBIT INDEX

1.1	Underwriting Agreement, dated as of January 12, 2012, between Atwood Oceanics, Inc. and Credit Suisse Securities (USA) LLC, Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule A of the Underwriting Agreement.

4.1	Form of Indenture between Atwood Oceanics, Inc. and Wells Fargo Bank, National Association relating to senior debt securities (incorporated by reference to Exhibit 4.1 to Atwood’s Registration Statement on Form S-3 (Registration No. 333-178937)).

4.2	Form of First Supplemental Indenture.

4.3	Form of the Notes (included in Exhibit 4.2).

5.1	Opinion of Baker Botts L.L.P.

10.1	First Amendment to Credit Agreement, dated November 23, 2011 among Atwood Oceanics, Inc., Atwood Offshore Worldwide Limited, Various Lenders and Nordea Bank Finland Plc, New York Branch.

12.1	Statement of computation of pro forma ratio of earnings to fixed charges for the year ended September 30, 2011.

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